UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2013
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Other Events
Item 8.01 - Results of Operations and Financial Condition.
In connection with its Registration Statement on Form S-4 to be filed on April 16, 2013, ACCO Brands Corporation (the “Company”) is filing this Current Report on Form 8-K to provide supplemental condensed consolidating financial information pursuant to Rule 3-10 of Regulation S-X regarding certain domestic subsidiaries (the “Guarantors”) that fully and unconditionally guarantee the Company's 6.75% Senior Notes due 2020.

Filed as Exhibit 99.1 to this Form 8-K are the Company's consolidated financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2012 (“2012 Form 10-K”), which include new Notes 21 and 22 in the Notes to Consolidated Financial Statements that disclose condensed consolidating financial information of the Guarantors and subsequent events. Other than the addition of Notes 21 and 22, no other modifications have been made to the consolidated financial statements included in the 2012 Form 10-K.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of KPMG LLP*

99.1	Consolidated Financial Statements and Notes thereto as modified solely to include condensed consolidating guarantor financial information and unaudited subsequent events.*

101
The following financial statements from the Company's Annual Report on Form 10-K for the year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets as of December 31, 2012 and 2011, (ii) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, (iii) the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Stockholders Equity (Deficit) for the years ended December 31, 2012, 2011 and 2010, and (vi) related notes to those financial statements.+

*	Filed herewith.

+
In accordance with Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 shall not be deemed to be “filed” for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under those sections, and shall not be part of any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	April 16, 2013	By:	/s/ Thomas P. O'Neill, Jr.
Name: Thomas P. O'Neill, Jr.
Title: Senior Vice President,
Finance and Accounting

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

23.1	Consent of KPMG LLP*

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information and unaudited subsequent events.*

101
The following financial statements from the Company's Annual Report on Form 10-K for the year ended December 31, 2012 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets as of December 31, 2012 and 2011, (ii) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, (iii) the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010, (v) Consolidated Statements of Stockholders Equity (Deficit) for the years ended December 31, 2012, 2011 and 2010, and (vi) related notes to those financial statements.+

*	Filed herewith.

+
In accordance with Rule 406T of Regulation S-T, the XBRL related information in Exhibit 101 shall not be deemed to be “filed” for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under those sections, and shall not be part of any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.